APEX MUNICIPAL
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1999

                           APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................      6.6%
A/A ................................................................      1.3
BBB/Baa ............................................................     10.8
BB/Ba ..............................................................     16.2
B/B ................................................................      7.2
CCC/Caa ............................................................      0.9
CC/Ca ..............................................................      3.0
NR (Not Rated) .....................................................     51.9
Other+ .............................................................      1.4
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

                                    Apex Municipal Fund, Inc., December 31, 1999

DEAR SHAREHOLDERS

For the six months ended December 31, 1999, Apex Municipal Fund, Inc. earned $0.346 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 7.13%, based on a month-end net asset value of $9.61 per share. Over the same period, the Fund's total investment return was -3.91%, based on a change in per share net asset value from $10.37 to $9.61, and assuming reinvestment of $0.341 per share income dividends.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended December 31, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and generally rising for the remainder of the year. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended December 31, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 60 basis points to 6.23% by December 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $225 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $100 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 18% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance also represented a decline of over 20% when compared to the same period in 1998. It is likely that many tax-exempt issuers accelerated their financings in recent months or decided to postpone issuance into early 2000 to avoid any potential Year 2000 (Y2K)-related disruptions at year-end. Consequently, December 1999 volume of issuance of approximately $14 billion declined more than 40% compared to 1998 levels. We expect decreased tax-exempt bond issuance to continue. Early estimates suggest that annual tax-exempt issuance in 2000 will be in the $210 billion-$215 billion range.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At December 31, 1999, long-term uninsured municipal revenue bond yields were more than 96% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that could possibly develop. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The over 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

The volatility within the municipal market during the past six months stands in sharp contrast to the relative stability that typified the environment for the first half of the year. The degree and suddenness of the decline caught many investors by surprise as few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis had been placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yields on long-term municipals are once again approaching 100% of Treasury bond yields and therefore represent one of the more compelling values in the fixed-income marketplace.

Our portfolio strategy remained constant throughout the period, reflecting our ongoing focus to enhance tax-exempt income and a predilection toward value investing. We believe that the shareholder's interests can best be served in this approach rather than attempting to predict the course of interest rates. As a result, we maintained a fully invested position for most of the six-month period, and we expect to keep cash reserves at minimal levels for the foreseeable future.

Transaction activity has for the most part been characterized by the need to invest proceeds arising from the early redemption of existing holdings. Credit spreads within the municipal market have been volatile in recent months, affording the opportunity to lock in attractive yields, particularly as liquidity dried up toward year-end. While it is likely that the illiquidity was related to uncertainty over the century date change, credit spreads could well remain under pressure until such time as tax-exempt bonds regain their allure as


                                     2 & 3

                                    Apex Municipal Fund, Inc., December 31, 1999

an asset class. In the meantime, we regard the current environment as an excellent opportunity to pursue our investment strategy and to seek to provide shareholders with a consistently attractive dividend.

In addition, we continue to attempt to liquidate our holding of Florida Housing Finance Agency's Multi-Family Housing Revenue for the Palm Aire Project. The issuance of these bonds financed the Palm Aire Project, which has been the subject of foreclosure and related legal proceedings for several years. A broker has been engaged to sell the property and return the net proceeds received from the sale of the property and the cash held by the trustee to bondholders.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

February 3, 2000

PROXY RESULTS

During the six-month period ended December 31, 1999, Apex Municipal Fund, Inc.'s stockholders voted on the following proposals. The proposals were approved at the stockholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
-------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:   Terry K. Glenn                              17,810,810           506,015
                                    Melvin R. Seiden                            17,746,816           570,009
                                    Stephen B. Swensrud                         17,753,926           562,899

-------------------------------------------------------------------------------------------------------------------
                                                                       Shares Voted    Shares Voted    Shares Voted
                                                                            For           Against        Abstain
-------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     17,550,914       147,169        618,742
-------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount   Issue                                                                       Value
===================================================================================================================================
Alabama--1.4%         B-       NR*     $ 1,000   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                 America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009               $  1,034
                      CCC      Ca        5,285   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                                 (Mobile Energy Services Co. Project), 6.95% due 1/01/2020                    1,718
===================================================================================================================================
Arizona--2.6%         NR*      B1        4,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                 (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023               3,590
                      B+       Ba3       1,500   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                                 Electric Power Company Project), Series C, 6% due 9/01/2029                  1,298
===================================================================================================================================
California--3.7%      AAA      NR*       5,000   Foothill/Eastern Corridor Agency, California, Toll Road Revenue Bonds,
                                                 Series A, 5.775%** due 1/01/2028 (b)(d)                                        911
                      NR*      NR*       2,000   Long Beach, California, M/F Housing Redevelopment Agency Revenue Bonds
                                                 (Pacific Court Apartments), AMT, Issue B, 6.95% due 9/01/2023 (g)            1,240
                      AAA      NR*       5,500   Los Angeles, California, Department of Water and Power, Electric Plant
                                                 Revenue Bonds, RIB, Series 144, 5.46% due 6/15/2029 (b)(e)                   4,745
===================================================================================================================================
Colorado--2.7%        NR*      NR*       1,700   Colorado Post-Secondary Educational Facilities Authority Revenue Bonds
                                                 (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017                  1,885
                      NR*      NR*       3,000   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                                 (Pavilions), AMT, 7.75% due 9/01/2016                                        3,206
===================================================================================================================================
Connecticut--3.9%     BB+      Ba1       8,225   Connecticut State Development Authority, PCR, Refunding (Connecticut
                                                 Light & Power Company), Series A, 5.85% due 9/01/2028                        7,296
===================================================================================================================================
Florida--8.8%         NR*      NR*         980   Arbor Greene Community Development District, Florida, Special Assessment
                                                 Revenue Bonds, 7.60% due 5/01/2018                                           1,012
                      NR*      NR*       9,102   Florida HFA, M/F Housing Revenue Bonds (Palm Aire), AMT, 10% due
                                                 1/01/2020 (g)                                                                9,102
                      NR*      NR*       3,000   Lee County, Florida, IDA, Health Care Facilities Revenue Bonds (Cypress
                                                 Cove Healthpark), Series A, 6.375% due 10/01/2025                            2,651
                      A1+      VMIG1+      200   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                                                 Bonds (Pooled Hospital Loan Program), DATES, 4.25% due 12/01/2015 (a)(f)       200
                      NR*      NR*       3,485   Tampa Palms, Florida, Open Space and Transportation Community
                                                 Development District Revenue Bonds, Capital Improvement (Richmond Place
                                                 Project), 7.50% due 5/01/2018                                                3,612
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                      4 & 5

                                    Apex Municipal Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount   Issue                                                                       Value
===================================================================================================================================
Georgia--2.1%         NR*      NR*     $ 3,815   Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                                 Revenue Bonds (Northside Plaza Apartments Project), AMT, 9.75% due
                                                 11/01/2020                                                                $  3,977
===================================================================================================================================
Idaho--0.8%           NR*      NR*       1,470   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                                 Care Corporation), Series A, 7.75% due 11/15/2016                            1,440
===================================================================================================================================
Illinois--1.7%        NR*      NR*       3,190   Illinois Development Finance Authority, Primary Health Care Centers
                                                 Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016          3,302
===================================================================================================================================
Indiana--3.2%         NR*      NR*       2,600   Indiana State Educational Facilities Authority, Revenue Refunding Bonds
                                                 (Saint Joseph's College Project), 7% due 10/01/2029                          2,549
                      NR*      NR*       1,925   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                                 Series B, 7.50% due 10/01/2029                                               1,865
                      A1       VMIG1+    1,700   Jasper County, Indiana, PCR, Refunding (Northern Indiana Public
                                                 Service), VRDN, Series C, 4.55% due 4/01/2019 (f)                            1,700
===================================================================================================================================
Iowa--6.4%            NR*      NR*      10,000   Iowa Finance Authority, Health Care Facilities Revenue Bonds (Care
                                                 Initiatives Project), 9.25% due 7/01/2025                                   12,095
===================================================================================================================================
Louisiana--3.0%       CC       NR*       5,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                                 Project), 7.50% due 7/01/2013                                                5,582
===================================================================================================================================
Maryland--3.7%        NR*      NR*       1,875   Anne Arundel County, Maryland, Special Obligation Revenue Bonds (Arundel
                                                 Mills Project), 7.10% due 7/01/2029                                          1,853
                      NR*      NR*       5,000   Maryland State Energy Financing Administration, Limited Obligation
                                                 Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due 9/01/2019       5,116
===================================================================================================================================
Massachusetts--3.0%   NR*      NR*       1,455   Boston, Massachusetts, Industrial Development Financing Authority, Solid
                                                 Waste Disposal Facility Revenue Bonds (Jet-A-Way Project), AMT, 10.50%
                                                 due 1/01/2011                                                                1,558
                      NR*      NR*       2,000   Massachusetts State Industrial Finance Agency Revenue Bonds, Sewer
                                                 Facility (Resource Control Composting), AMT, 9.25% due 6/01/2010             2,037
                      NR*      NR*       2,000   Massachusetts State Port Authority, Special Project Revenue Bonds
                                                 (Harborside Hyatt Project), AMT, 10% due 3/01/2026                           2,112
===================================================================================================================================
Michigan--1.1%        NR*      NR*       2,045   Wayne Charter County, Michigan, Special Airport Facilities, Revenue
                                                 Refunding Bonds (Northwest Airlines Inc.), 6.75% due 12/01/2015              2,020
===================================================================================================================================
Minnesota--1.8%       NR*      NR*       3,265   Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza Apartments
                                                 Project), 9.375% due 12/01/2024                                              3,349
===================================================================================================================================
Mississippi--0.6%     NR*      NR*       1,300   Mississippi Development Bank, Special Obligation Revenue Refunding Bonds
                                                 (Diamond Lakes Utilities), Series A, 6.25% due 12/01/2017                    1,232
===================================================================================================================================
Nevada--1.0%          BBB+     Baa1      2,500   Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                                 Healthcare West--Saint Rose Dominican Hospital), 5.125% due 7/01/2028        1,867
===================================================================================================================================
New Jersey--10.9%                                Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                                 (Holt Hauling & Warehousing), AMT, Series A:
                      BB-      NR*       2,000     9.625% due 1/01/2011                                                       2,263
                      BB-      NR*       4,500     9.875% due 1/01/2021                                                       5,142
                      CCC      B2        6,000   Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                                 Waste Resource Recovery Revenue Refunding Bonds, AMT, Series A, 7.50%
                                                 due 12/01/2010                                                               5,680
                      NR*      NR*       3,000   New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties
                                                 LP Project), AMT, 6% due 11/01/2028                                          2,681
                      NR*      NR*       1,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                                 10/01/2014                                                                   1,524
                      BBB-     NR*       1,500   New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship Village
                                                 Project), Series C, 5.50% due 1/01/2028                                      1,215
                      BBB-     Baa3      2,000   New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                                 Bonds (Trinitas Hospital Obligation Group), 7.375% due 7/01/2015             1,979
===================================================================================================================================
New Mexico--3.1%                                 Farmington, New Mexico, PCR, Refunding:
                      BBB-     Baa3      1,000     (Public Service Company--San Juan Project), Series B, 6.30% due
                                                   12/01/2016                                                                   966
                      B+       Ba3       5,000     (Tucson Electric Power Co.--San Juan Project), Series A, 6.95% due
                                                   10/01/2020                                                                 4,964
===================================================================================================================================
New York--1.8%                                   Utica, New York, GO, Public Improvement:
                      CCC      B2          700     9.25% due 8/15/2004                                                          770
                      CCC      B2          700     9.25% due 8/15/2005                                                          782
                      CCC      B2          635     9.25% due 8/15/2006                                                          720
                      CCC      B2          475     8.50% due 8/15/2013                                                          525
                      CCC      B2          475     8.50% due 8/15/2014                                                          524
===================================================================================================================================
North Carolina--1.3%  A-       A3        3,000   Cumberland County, North Carolina, Hospital Facilities Revenue Refunding
                                                 Bonds (Cumberland County Hospital Systems Inc.), 5.25% due 10/01/2024        2,456
===================================================================================================================================
Ohio--3.8%            NR*      Ba2       6,800   Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                 Airlines Inc. Project), AMT, 5.70% due 12/01/2019                            5,877
                      BBB-     Baa2      1,500   Ohio State Environmental Improvement, Revenue Refunding Bonds (USX
                                                 Corporation Project), 5.625% due 5/01/2029                                   1,279
===================================================================================================================================
Oregon--1.5%          NR*      NR*       2,160   Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                 Cogeneration Project), Senior Lien, 6% due 1/01/2025                         1,916
                      NR*      NR*       1,000   Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                 (Wauna Cogeneration Project), AMT, Series B, 7.40% due 1/01/2016             1,034
===================================================================================================================================
Pennsylvania--10.3%   NR*      NR*       2,000   Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                 Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023              1,724
                                                 Montgomery County, Pennsylvania, Higher Education and Health Authority,
                                                 Revenue Refunding Bonds (Faulkeways at Gwynedd Project):
                      BBB+     NR*         900     6.75% due 11/15/2024                                                         861
                      BBB+     NR*         925     6.75% due 11/15/2030                                                         878
                                             4   Northhampton Pulp LLC (d)(g)(h)                                                538
                      NR*      NR*       3,120   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                                                 Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due
                                                 11/01/2027                                                                   2,835
                      AAA      Aaa       2,000   Pennsylvania State Higher Education Assistance Agency, Student Loan
                                                 Revenue Bonds, RIB, AMT, 7.703% due 3/01/2022 (a)(e)                         1,943
                      AAA      NR*       4,000   Pennsylvania State Higher Educational Facilities Authority, College and
                                                 University Revenue Bonds (Eastern College), Series B, 8% due
                                                 10/15/2006 (c)                                                               4,738
                      NR*      NR*       5,500   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                                 AMT, 7.75% due 12/01/2017                                                    5,801
===================================================================================================================================
South Carolina--1.0%  NR*      NR*       2,000   South Carolina Jobs Economic Development Authority, Health Facilities
                                                 Revenue Bonds, First Mortgage (Lutheran Homes Project), 6.625% due
                                                 5/01/2028                                                                    1,812
===================================================================================================================================


                                     6 & 7

                                    Apex Municipal Fund, Inc., December 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount   Issue                                                                       Value
===================================================================================================================================
Texas--7.7%           NR*      NR*     $ 4,750   Bell County, Texas, Health Facilities Development Corporation Revenue
                                                 Bonds (Heartway Corporation II Project), Senior Series A, 7% due
                                                 3/01/2019                                                                 $  4,750
                      A1+      NR*         800   Harris County, Texas, Health Facilities Development Corporation,
                                                 Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 4.65% due
                                                 12/01/2025 (f)                                                                 800
                      BB       Ba1       3,100   Houston, Texas, Airport System, Special Facilities Revenue Bonds
                                                 (Continental Airlines Terminal Improvement), AMT, Series B, 6.125% due
                                                 7/15/2027                                                                    2,764
                      BB       Baa3      6,500   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                 Semiconductor), AMT, 6.375% due 4/01/2027                                    6,142
===================================================================================================================================
Virginia--6.4%        NR*      NR*       2,500   Dulles Town Center Community Development Authority, Virginia, Special
                                                 Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026             2,324
                      NR*      NR*       4,215   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                 Facility--Zeigler Coal), 6.90% due 5/02/2022                                 3,509
                                                 Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                      NR*      Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2033                              497
                      NR*      Ba1       6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2034                              461
                      BBB-     Baa3     32,600     Senior Series B, 5.875%** due 8/15/2025                                    5,193
===================================================================================================================================
                      Total Investments (Cost--$196,830)--99.3%                                                             187,021

                      Liabilities in Excess of Other Assets--0.7%                                                             1,247
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $188,268
                                                                                                                           ========
===================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FSA Insured.
      (c)   Prerefunded.
      (d)   Escrowed to maturity.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1999.
      (g)   Non-income producing security.
      (h)   Represents an equity interest in the reorganization of Ponderosa
            Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of December 31, 1999
===============================================================================================================================
Assets:            Investments, at value (identified cost--$196,830,396) ...........................               $187,020,920
                   Cash ............................................................................                     67,925
                   Receivables:
                     Interest ...................................................................... $3,871,638
                     Securities sold ...............................................................    394,780       4,266,418
                                                                                                     ----------
                   Prepaid expenses and other assets ...............................................                    719,695
                                                                                                                   ------------
                   Total assets ....................................................................                192,074,958
                                                                                                                   ------------
===============================================================================================================================
Liabilities:       Payables:
                     Securities purchased ..........................................................  3,441,674
                     Dividends to shareholders .....................................................    148,438
                     Investment adviser ............................................................    118,511       3,708,623
                                                                                                     ----------
                   Accrued expenses and other liabilities ..........................................                     98,398
                                                                                                                   ------------
                   Total liabilities ...............................................................                  3,807,021
                                                                                                                   ------------
===============================================================================================================================
Net Assets:        Net assets ......................................................................               $188,267,937
                                                                                                                   ============
===============================================================================================================================
Capital:           Common Stock, $.10 par value, 150,000,000 shares authorized; 19,596,732 shares
                   issued and outstanding ..........................................................               $  1,959,673
                   Paid-in capital in excess of par ................................................                215,506,215
                   Undistributed investment income--net ............................................                  1,389,864
                   Accumulated realized capital losses on investments--net .........................                (20,778,339)
                   Unrealized depreciation on investments--net .....................................                 (9,809,476)
                                                                                                                   ------------
                   Total capital--Equivalent to $9.61 net asset value per share of Common Stock
                   (market price--$8.6875) .........................................................               $188,267,937
                                                                                                                   ============
===============================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

                                    Apex Municipal Fund, Inc., December 31, 1999

STATEMENT OF OPERATIONS

                  For the Six Months Ended December 31, 1999
=============================================================================================================================
Investment        Interest and amortization of premium and discount earned ......................                $  7,719,152
Income:
=============================================================================================================================
Expenses:         Investment advisory fees ...................................................... $    649,018
                  Professional fees .............................................................       32,830
                  Accounting services ...........................................................       29,782
                  Transfer agent fees ...........................................................       26,339
                  Directors' fees and expenses ..................................................       20,028
                  Printing and shareholder reports ..............................................       15,660
                  Listing fees ..................................................................       11,969
                  Custodian fees ................................................................        8,522
                  Pricing fees ..................................................................        5,606
                  Other .........................................................................        7,794
                                                                                                  ------------
                  Total expenses ................................................................                     807,548
                                                                                                                 ------------
                  Investment income--net ........................................................                   6,911,604
                                                                                                                 ------------
=============================================================================================================================
Realized &        Realized loss on investments--net .............................................                  (3,062,439)
Unrealized        Change in unrealized appreciation/depreciation on investments--net ............                 (12,087,337)
Loss on                                                                                                          ------------
Investments--Net: Net Decrease in Net Assets Resulting from Operations ..........................                $ (8,238,172)
                                                                                                                 ============
=============================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six      For the
                                                                                                  Months Ended    Year Ended
                                                                                                  December 31,     June 30,
                  Increase (Decrease) in Net Assets:                                                  1999           1999
=============================================================================================================================
Operations:       Investment income--net ........................................................ $  6,911,604   $ 12,310,663
                  Realized gain (loss) on investments--net ......................................   (3,062,439)     3,207,168
                  Change in unrealized appreciation/depreciation on investments--net ............  (12,087,337)    (7,749,281)
                                                                                                  ------------   ------------
                  Net increase (decrease) in net assets resulting from operations ...............   (8,238,172)     7,768,550
                                                                                                  ------------   ------------
=============================================================================================================================
Dividends to      Investment income--net ........................................................   (6,691,676)   (12,319,499)
Shareholders:                                                                                     ------------   ------------
                  Net decrease in net assets resulting from dividends to shareholders ...........   (6,691,676)   (12,319,499)
                                                                                                  ------------   ------------
=============================================================================================================================
Common Stock      Net increase in net assets derived from capital stock issued to shareholders
Transactions:     in reinvestment of dividends ..................................................           --        288,800
                                                                                                  ------------   ------------
=============================================================================================================================
Net Assets:       Total decrease in net assets ..................................................  (14,929,848)    (4,262,149)
                  Beginning of period ...........................................................  203,197,785    207,459,934
                                                                                                  ------------   ------------
                  End of period* ................................................................ $188,267,937   $203,197,785
                                                                                                  ============   ============
=============================================================================================================================
                * Undistributed investment income--net .......................................... $  1,389,864   $  1,169,936
                                                                                                  ============   ============
=============================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived  For the Six
                   from information provided in the financial statements.     Months Ended        For the Year Ended June 30,
                                                                               December 31, ---------------------------------------
                   Increase (Decrease) in Net Asset Value:                        1999        1999       1998      1997      1996
===================================================================================================================================
Per Share          Net asset value, beginning of period ....................... $  10.37    $  10.60   $  10.25  $  10.01  $  10.06
Operating                                                                       --------    --------   --------  --------  --------
Performance:       Investment income--net .....................................      .35         .63        .64       .64       .67
                   Realized and unrealized gain (loss) on investments--net ....     (.77)       (.23)       .35       .26      (.06)
                                                                                --------    --------   --------  --------  --------
                   Total from investment operations ...........................     (.42)        .40        .99       .90       .61
                                                                                --------    --------   --------  --------  --------
                   Less dividends from investment income--net .................     (.34)       (.63)      (.64)     (.66)     (.66)
                                                                                --------    --------   --------  --------  --------
                   Net asset value, end of period ............................. $   9.61    $  10.37   $  10.60  $  10.25  $  10.01
                                                                                ========    ========   ========  ========  ========
                   Market price per share, end of period ...................... $ 8.6875    $  10.25   $  10.50  $ 9.9375  $  9.125
                                                                                ========    ========   ========  ========  ========
===================================================================================================================================
Total Investment   Based on market price per share ............................   (12.12%)+     3.68%     12.42%    16.66%     4.54%
Return:**                                                                       ========    ========   ========  ========  ========
                   Based on net asset value per share .........................    (3.91%)+     3.90%     10.03%     9.69%     6.87%
                                                                                ========    ========   ========  ========  ========
===================================================================================================================================
Ratios to Average  Expenses ...................................................      .80%*       .81%       .86%      .79%      .90%
Net Assets:                                                                     ========    ========   ========  ========  ========
                   Investment income--net .....................................     6.88%*      5.93%      6.08%     6.34%     6.66%
                                                                                ========    ========   ========  ========  ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ................... $188,268    $203,198   $207,460  $200,372  $195,565
Data:                                                                           ========    ========   ========  ========  ========
                   Portfolio turnover .........................................       13%         40%        34%       79%       56%
                                                                                ========    ========   ========  ========  ========
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.


                                     10 & 11

                                    Apex Municipal Fund, Inc., December 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1999 were $24,595,252 and $36,703,331, respectively.

Net realized losses for the six months ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                     Losses            Losses
--------------------------------------------------------------------------------
Long-term investments ........................... $(3,062,439)      $(9,809,476)
                                                  -----------       -----------
Total ........................................... $(3,062,439)      $(9,809,476)
                                                  ===========       ===========
--------------------------------------------------------------------------------

As of December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $9,809,476, of which $4,540,959 related to appreciated securities and $14,350,435 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $196,830,396.

4. Common Stock Transactions:

At December 31, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended December 31, 1999 remained constant and for the year ended June 30, 1999 increased by 27,181, as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At June 30, 1999, the Fund had a net capital loss carryforward of approximately $17,716,000, of which $3,880,000 expires in 2001, $2,775,000 expires in 2002,
$1,754,000 expires in 2003, $7,057,000 expires in 2004, $1,312,000 expires in
2005 and $938,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.057429 per share, payable on January 28, 2000 to shareholders of record as of January 18, 2000.


                                    12 & 13

                                    Apex Municipal Fund, Inc., December 31, 1999

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

APX


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #10955--12/99

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